UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2007

BEIJING MED-PHARM CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-51409	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania		19462

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:	(610) 940-1675

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On April 26, 2007, representatives of Beijing Med-Pharm Corporation (the “Company”) will deliver a presentation to shareholders at the Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania 19428. The Company’s presentation is scheduled to begin at 9:00 a.m. Philadelphia, Pennsylvania time. A copy of this presentation is attached as Exhibit 99.1.
     The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933,a as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this Form 8-K, including Exhibit 99.1 attached hereto, will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Presentation Materials for 2007 Shareholder Annual Meeting held on April 26, 2007 .

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIJING MED-PHARM CORPORATION

Date: April 26, 2007	By:	/s/ Fred M. Powell

	Name:	Fred M. Powell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation Materials for 2007 Shareholder Annual Meeting held on April 26, 2007 .